IDEX Mutual Funds
On behalf of
IDEX Asset Allocation — Conservative Portfolio, IDEX Asset Allocation — Growth Portfolio,
IDEX Asset Allocation — Moderate Growth Portfolio and IDEX Asset Allocation — Moderate Portfolio

Supplement dated June 30, 2003 to Statement of Additional Information (“SAI”) dated March 1, 2003, as supplemented March 12, 2003 and June 23, 2003

Please read this Supplement carefully and retain it for future reference

The following is added after the first sentence of the second paragraph under “Dealer Reallowance — Class A Share
Dealer Reallowance” on page 84:

From July 1, 2003 through September 30, 2003, AFSG has agreed to “re-allow” 100% of the front-end sales charge to Wachovia Securities, LLC and all firms on the Wachovia Trading Platform in connection with purchases of Class A shares of the above Funds. The 100% reallowance does not apply to dividends, reinvestments or exchanges.